Second Quarter 2024 Earnings Review United Bankshares, Inc. (UBSI) July 25, 2024 Exhibit 99.2

Forward Looking Statements This presentation and statements made by United Bankshares, Inc. (“UBSI”) and its management contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Piedmont Bancorp, Inc. (“Piedmont”) and UBSI (the “Merger”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) UBSI’s and Piedmont’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” “will,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of UBSI and Piedmont and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of UBSI and Piedmont. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.   The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of UBSI and Piedmont may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule or may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; (5) the shareholders of Piedmont may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which UBSI and Piedmont are engaged; (7) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the transaction or the size, scope and complexity of UBSI’s business operations following the Merger; (8) competitive pressures on product pricing and services; (9) success, impact, and timing of UBSI’s business strategies, including market acceptance of any new products or services; (10) disruption from the Merger making it more difficult to maintain relationships with employees, customers or other parties with whom UBSI and Piedmont have business relationships; (11) diversion of management time on Merger-related issues; (12) risks relating to the potential dilutive effect of the shares of UBSI common stock to be issued in the Merger; (13) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction; (14) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (15) the outcome of any legal proceedings that may be instituted against UBSI or Piedmont; (16) general competitive, economic, political and market conditions and other factors that may affect future results of UBSI and Piedmont, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; (17) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (18) volatility and disruptions in global capital and credit markets; and (18) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in UBSI’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov). FORWARD LOOKING STATEMENTS

UBSI and Piedmont caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to UBSI or Piedmont or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. UBSI and Piedmont do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.   Additional Information About the Merger and Where to Find It   Shareholders of UBSI and Piedmont and other investors are urged to read the proxy statement/prospectus that is included in the registration statement on Form S-4 UBSI filed with the SEC in connection with the proposed Merger because it contains important information about UBSI, Piedmont, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters. The Merger will be submitted to Piedmont’s shareholders for their consideration.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in favor of the Merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Investors will be able to obtain all documents filed with the SEC by UBSI free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by UBSI will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. The proxy statement/prospectus and the other documents may also be obtained for free by accessing UBSI’s website at www.ubsi-inc.com under the tab “Financials” and then under the heading “SEC Filings”. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the Merger.   Participants in the Transactions   UBSI, Piedmont and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Piedmont’s shareholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Piedmont’s shareholders in connection with the proposed Merger are set forth in the proxy statement/prospectus filed with the SEC.   You can find information about the executive officers and directors of UBSI in its Annual Report on Form 10-K for the year ended December 31, 2023 and in its definitive proxy statement filed with the SEC on April 2, 2024.   FORWARD LOOKING STATEMENTS (Continued)

Achieved Net Income of $96.5 million and Diluted Earnings Per Share of $0.71 Generated Return on Average Assets of 1.32%, Return on Average Equity of 7.99%, and Return on Average Tangible Equity* of 13.12% Announced the signing of a definitive merger agreement to acquire Piedmont Bancorp, Inc. Financially compelling strategic transaction that provides expansion into the attractive Greater Atlanta Area, adding to UBSI’s growing presence in the Southeast Consistently ranked as one of the most trustworthy banks in America by Newsweek (#1 in 2023, #2 in 2022, #4 in 2024) Quarterly dividend of $0.37 per share equates to a yield of ~4.0% (based upon recent prices). 2023 was the 50th consecutive year of dividend increases to shareholders Net Interest Margin (FTE) increased from 3.44% to 3.50% Asset quality remains sound and Non-Performing Assets remained low at 0.23% of Total Assets Strong expense control with an efficiency ratio of 52.66% Capital position remains robust and liquidity remains sound 2Q24 HIGHLIGHTS *Non-GAAP measure. Refer to appendix.

Linked-Quarter (LQ) Net Income was $96.5 million in 2Q24 compared to $86.8 million in 1Q24, with diluted EPS of $0.71 in 2Q24 compared to $0.64 in 1Q24. Net Interest Income increased $3.2 million driven by a higher yield on average net loans and loans held for sale, organic loan growth and a decrease in average long-term borrowings partially offset by higher interest expense driven by the impact of deposit rate repricing. 1Q24 included a $593 thousand interest reversal due to a C&I loan relationship being placed on nonaccrual whereas 2Q24 included a $654 thousand interest recovery from a CRE nonaccrual loan payoff. Provision Expense was $5.8 million in 2Q24 compared to $5.7 million in 1Q24. Noninterest Income decreased $2.0 million compared to 1Q24 primarily due to a decrease in income from mortgage banking activities of $1.4 million driven by lower mortgage loan sale volume and a lower margin. During 2Q24, United recognized a $6.9 million gain on the VISA share exchange. United also sold $102.7 million of AFS investment securities at a loss of $6.8 million. Noninterest Expense decreased $6.0 million compared to 1Q24 driven by a decreases in employee benefits of $2.5 million, FDIC insurance expense of $1.4 million as well as smaller decreases in other categories of noninterest expense. The decrease in FDIC insurance expense was primarily due to the inclusion of an incremental $1.8 million of expense related to the FDIC special assessment in 1Q24. Other noninterest expense decreased $0.7 million driven by lower amounts of certain general operating expenses partially offset by $1.3 million in merger-related expenses related to the Piedmont acquisition. The effective tax rate decreased from 19.8% to 16.4% in 2Q24 driven by the impact of discrete tax benefits recognized in 2Q24. EARNINGS SUMMARY

*Non-GAAP measure. Refer to appendix. Strong profitability and expense control 4Q23 was impacted by a $12.0 million expense related to the FDIC’s special assessment levied on banking organizations to recover losses to the Deposit Insurance Fund. PERFORMANCE RATIOS

Reported Net Interest Margin increased from 3.44% to 3.50% LQ. Linked-quarter Net Interest Income (FTE) increased $3.2 million driven by a higher yield on average net loans and loans held for sale, organic loan growth and a decrease in average long-term borrowings partially offset by higher interest expense driven by the impact of deposit rate repricing. 1Q24 included a $593 thousand interest reversal due to a C&I loan relationship placed on nonaccrual whereas 2Q24 included a $654 thousand interest recovery from a CRE nonaccrual loan payoff. The interest recovery contributed approximately 1 basis point to the net interest margin in 2Q24. Approximately ~56% of the loan portfolio is fixed rate and ~44% is adjustable rate, while ~30% of the total portfolio is projected to reprice within the next 3 months. ~26% of the securities portfolio is floating rate. Securities balances of approximately ~$585 million with an average yield of ~5.2% are projected to roll off over the remainder of 2024. During 2Q24, approximately ~$103 million of securities with an average yield of ~2.4% were sold at a loss of $6.8 million. Approximately ~$95 million was reinvested in securities with an average yield of ~5.3%. HTM securities are immaterial at $1.0 million, or 0.0% of total securities. The duration of the AFS portfolio is 4.3 years. Time deposits have an average maturity of ~7 months. Approximately ~11% of total deposits have interest rates tied to a floating rate index. Scheduled purchase accounting loan accretion is estimated at $3.9 million for the remainder of FY 2024 and $5.8 million for FY 2025 (not including the impact from the Piedmont acquisition). NET INTEREST INCOME AND MARGIN

Linked-Quarter loan balances increased $78 million primarily driven by Construction & Land Development and Non Owner Occupied CRE loans. Loan growth continues to be led by the North Carolina & South Carolina markets, with loan balances up 19.0% annualized in 2Q24, and up 16.5% annualized YTD. Non Owner Occupied CRE to Total Risk Based Capital was ~270% at 2Q24. CRE portfolio remains diversified among underlying collateral types. Non Owner Occupied Office loans total $1.0 billion (~5% of total loans). The Top 40 Office loans make up ~69% of total Non Owner Occupied Office balances. The weighted average LTV based on current loan balances and appraised values at origination for the Top 40 was ~55% at 6/30/24. The weighted average LTV at origination for the Top 40 was ~62%. United has been disciplined in its approach to underwriting Office loans. The stringent underwriting process focuses on the underlying tenants, lease terms, sponsor support, location, property class, amenities, etc. Weighted average FICO of all consumer-related loan sectors is ~757. Total purchase accounting-related fair value discount on loans was $31 million as of 6/30/24. $ in millions LOAN SUMMARY (EXCLUDES LOANS HELD FOR SALE)

End of Period Balances (000s) 3/31/24 6/30/24 Non-Accrual Loans $63,053 $52,929 90-Day Past Due Loans $11,329 $12,402 Total Non-performing Loans $74,382 $65,331 Other Real Estate Owned $2,670 $2,156 Total Non-performing Assets $77,052 $67,487 Non-performing Loans / Loans 0.35% 0.30% Non-performing Assets / Total Assets 0.26% 0.23% Annualized Net Charge-offs / Average Loans 0.04% 0.02% Allowance for Loan & Lease Losses (ALLL) $262,905 $267,423 ALLL / Loans, net of unearned income 1.22% 1.24% Allowance for Credit Losses (ACL)* $305,820 $308,162 ACL / Loans, net of unearned income 1.42% 1.43% NPAs were $67.5 million at 6/30/24 compared to $77.1 million at 3/31/24 with the ratio of NPAs to Total Assets decreasing from 0.26% to 0.23%. 30-89 Day Past Due loans were 0.40% of total loans at 6/30/24 compared to 0.32% at 3/31/24 and 0.39% at 12/31/23. ALLL increased $4.5 million LQ to 1.24% of Total Loans. *ACL is comprised of ALLL and the reserve for lending-related commitments CREDIT QUALITY

Strong core deposit base with 26% of deposits in Non Interest Bearing accounts. LQ deposits increased $147 million driven by Interest Bearing Transaction, Money Market Accounts and Time Deposits, partially offset by declines in other categories. Brokered deposits total $144 million (only 0.6% of total deposits), which represents a decline of $123 million compared to 1Q24. Cumulative interest bearing deposit beta of ~57% and total deposit beta of ~42% since 1Q22. Enviable deposit franchise with an attractive mix of both high growth MSAs and stable, rural markets with a dominant market share position. Top 10 Deposit Markets by MSA (as of 6/30/23) MSA Total Deposits In Market ($000) Number of Branches Rank Washington, DC 9,907,513 61 6 Charleston, WV 1,573,967 7 2 Morgantown, WV 1,038,394 6 2 Myrtle Beach, SC 828,928 11 7 Parkersburg, WV 778,888 4 1 Richmond, VA 733,180 12 8 Hagerstown, MD 621,574 6 3 Charlotte, NC 594,782 7 17 Wheeling, WV 516,579 6 2 Beckley, WV 482,704 6 2 $ in millions Source: S&P Global Market Intelligence DEPOSIT SUMMARY

Deposit Account Details ($ in millions) End of Period Ratios / Values 6/30/24 % of Total Deposits Estimated Uninsured Deposits (less affiliate and collateralized deposits) $6,818 30% Estimated Insured/Collateralized Deposits $16,248 70% Total Deposits $23,066 100% No borrowings from the FRB Discount Window or BTFP during 2023 or 2024 YTD. Ample additional liquidity sources over and above those shown in the table above for contingency purposes. *Does not include other sources of liquidity such as Fed Funds Lines, additional Reciprocal Deposit capacity, etc. Available Liquidity ($ in millions) 6/30/24 Cash & Cash Equivalents $1,859 Unpledged AFS Securities $1,134 Available FHLB Borrowing Capacity $3,165 Available FRB Discount Window Borrowing Capacity $4,705 Subtotal $10,863 Additional FHLB Capacity (with delivery of collateral) $4,093 Additional Brokered Deposit Capacity (based on internal policy) $4,469 Total Liquidity* $19,425 Liquidity remains strong with a granular deposit base and geographic diversification. Average deposit account size is ~$35 thousand with >650 thousand total deposit accounts. Estimated uninsured/uncollateralized deposits were 28% at 12/31/23 and 37% at 12/31/22. LIQUIDITY POSITION & ADDITIONAL DEPOSIT DETAIL

West Virginia #2 in the state (second only to Truist) with $6.0 billion in deposits. United ranks #1 or #2 in deposit market share within its top 5 largest markets in the state. United continues to build franchise value with an attractive mix of both high growth MSAs and stable, rural markets with a dominant market share position. Further growth opportunities exist to expand our presence in some of the most desirable banking markets in the nation. These dynamics uniquely position our franchise and contribute to making United one of the most valuable banking companies in the Southeast and Mid-Atlantic. Washington D.C. MSA #1 regional bank (#6 overall) with $9.9 billion in deposits. United has increased deposit market share in the D.C. MSA from #15 in 2013 to #6 in 2023, with total deposits increasing from $2.1 billion to $9.9 billion. Virginia- #7 in the state with $8.6 billion (including VA deposits within the D.C. MSA). North Carolina #17 in the state with $2.2 billion. Select MSAs: #17 in Charlotte #27 in Raleigh #11 in Wilmington #10 in Greenville #1 in Washington #8 in Rocky Mount #9 in Fayetteville South Carolina #11 in the state with $1.7 billion. Select MSAs: #11 in Charleston #7 in Myrtle Beach #15 in Greenville #15 in Columbia Source: S&P Global Market Intelligence; Data as of 6/30/23 ATTRACTIVE DEPOSIT MARKET SHARE POSITION

End of Period Ratios / Values 3/31/24 6/30/24** Common Equity Tier 1 Ratio 13.2% 13.5% Tier 1 Capital Ratio 13.2% 13.5% Total Risk Based Capital Ratio 15.6% 15.8% Leverage Ratio 11.4% 11.6% Total Equity to Total Assets 16.0% 16.2% *Tangible Equity to Tangible Assets (non-GAAP) 10.3% 10.5% Book Value Per Share $35.56 $35.92 *Tangible Book Value Per Share (non-GAAP) $21.50 $21.87 Capital ratios remain significantly above regulatory “Well Capitalized” levels and exceed all internal capital targets. United did not repurchase any common shares during 1Q24 or 2Q24. As of 6/30/24, there were 4,371,239 shares available to be repurchased under the approved plan. *Non-GAAP measure. Refer to appendix. **Regulatory ratios are estimates as of the earnings release date. CAPITAL RATIOS AND PER SHARE DATA

Select guidance is being provided for 2024. Our outlook may change if the expectations for these items vary from current expectations. The guidance represents UBSI on a standalone basis and does not include any assumed impact from the Piedmont acquisition. Balance Sheet: Expect loan growth, excluding loans held for sale, to be in the low to mid single digits for the remainder of 2024 (annualized). Loan pipelines continue to be relatively strong. Expect investment portfolio balances to decrease ~$250 million for the remainder of 2024. Expect deposit growth in the low to mid single digits for the remainder of 2024 (annualized). Net Interest Income / Net Interest Margin: Net interest income (non-FTE) expected to be in the range of $900 million to $915 million for 2024 (assumes two 25 bps rate cuts in 2024). Expect the net interest margin to remain relatively stable in 2024 compared to 2Q24. Provision Expense: Asset quality remains sound. Provision expense will be dependent on the future economic outlook, future credit trends within United’s portfolio, and loan growth. Expect credit environment to continue to normalize. Expect United’s credit performance to outperform the industry. Current planning assumption for provision expense is $24 million for FY 2024. Non Interest Income: Expect non interest income to be in the range of $120 million to $125 million for 2024. Mortgage banking revenue will be subject to industry trends. Non Interest Expense: Expect non interest expense, excluding any merger-related expenses, to be in the range of $550 million to $560 million for 2024. Effective Tax Rate: Estimated at approximately ~20.2% for the remainder of 2024. Capital: Stock buyback will be market dependent. United’s capital position remains robust. 2024 OUTLOOK

Premier Mid-Atlantic and Southeast franchise with an attractive mix of high growth MSAs and smaller stable markets with a dominant market share position Consistently high-performing company with a culture of disciplined risk management and expense control 50 consecutive years of dividend increases evidences United’s strong profitability, solid asset quality, and sound capital management over a very long period of time Experienced management team with a proven track record of execution Committed to our mission of excellence in service to our employees, our customers, our shareholders and our communities Attractive valuation with a current Price-to-Earnings Ratio of ~14.4x (based upon median 2024 street consensus estimate of $2.60 per Bloomberg) INVESTMENT THESIS

Continuation of UBSI’s proven M&A strategy | UBSI’s 34th acquisition Entrance into Greater Atlanta Area markets with robust economic growth opportunities Enhances UBSI’s position as one of the premier regional banking companies in the Southeast and Mid-Atlantic Piedmont Overview Advancing Strategy Financially Compelling Low-Risk Transaction Transaction Details, Timing and Approvals Headquarters: Peachtree Corners, GA Total Assets: $2.1 billion(1) High-performing Franchise(2): 1.43% LTM ROAA; 14.9% LTM ROATCE; LTM Net Interest Margin 4.25%; NPAs / Assets 0.00% Internal Rate of Return of 20% EPS Accretion of 7.6%(3) in 2025 and 8.3% in 2026 (3.5%) Dilution to Tangible Book Value per Share (GAAP) | Earnback of 2.8 Years UBSI Maintains “Well-Capitalized” regulatory capital ratios 15.0% Total Risked Based Capital Ratio | 10.4% Tangible Common Equity Pro forma CRE to Total Capital Ratios at closing below regulatory guidance (<100% ADC to TRBC | <300% Total CRE to TRBC) Consideration Mix: 100% stock Fixed Exchange Ratio: 0.300x Anticipated Closing: late 2024 / early 2025 Customary regulatory approvals (only Fed approval is required at the federal level) Piedmont shareholder approval (1) As of March 31, 2024 // (2) Q1 2024 LTM financial highlights shown as bank level // (3) Assumes fully phased-in cost savings Source: S&P Capital IQ Pro PIEDMONT MERGER- ANNOUNCED MAY 10, 2024

Total Assets Note: Pro forma financial information at anticipated closing date based on assumptions at time of deal announcement Source: S&P Capital IQ Pro ~$25.5 Billion ~$31.8 Billion Net Loans Total Deposits Tangible Common Equity ~$23.7 Billion ~$3.1 Billion 227 Locations Pro Forma 16 Locations 243 Locations PIEDMONT MERGER- PRO FORMA FRANCHISE

(1) Estimated total pro forma assets at transaction close Source: S&P Capital IQ Pro; Company filings (1) DEMONSTRATED HISTORY OF SUCCESSFUL ACQUISITIONS

APPENDIX

(dollars in thousands) 2Q23 3Q23 4Q23 1Q24 2Q24 (1) Return on Average Tangible Equity (A) Net Income (GAAP) $92,459 $96,157 $79,390 $86,814 $96,507 (B) Number of Days in the Quarter 91 92 92 91 91 Average Total Shareholders' Equity (GAAP) $4,659,094 $4,687,124 $4,697,680 $4,816,476 $4,857,893 Less: Average Total Intangibles (1,906,053) (1,904,769) (1,903,458) (1,901,074) (1,900,164) (C) Average Tangible Equity (non-GAAP) $2,753,041 $2,782,355 $2,794,222 $2,915,402 $2,957,729   Formula: [(A) / (B)]*365 (or 366 for leap year)   (C) Return on Average Tangible Equity (non-GAAP) 13.47% 13.71% 11.27% 11.98% 13.12%                   RECONCILIATION OF NON-GAAP ITEMS

(dollars in thousands)   3/31/2024 6/30/2024     (2) Tangible Equity to Tangible Assets     Total Assets (GAAP) $ 30,028,798 $ 29,957,418   Less: Total Intangibles (GAAP) (1,900,484) (1,899,574)     Tangible Assets (non-GAAP) $ 28,128,314 $ 28,057,844         Total Shareholders' Equity (GAAP)   $ 4,807,441 $ 4,856,633     Less: Total Intangibles (GAAP)   (1,900,484) (1,899,574)   Tangible Equity (non-GAAP)   $ 2,906,957 $ 2,957,059   Tangible Equity to Tangible Assets (non-GAAP)   10.3% 10.5%           (3) Tangible Book Value Per Share:   Total Shareholders' Equity (GAAP) $ 4,807,441 $ 4,856,633   Less: Total Intangibles (GAAP) (1,900,484) (1,899,574)   Tangible Equity (non-GAAP) $ 2,906,957 $ 2,957,059   ÷ EOP Shares Outstanding (Net of Treasury Stock) 135,192,675 135,195,704   Tangible Book Value Per Share (non-GAAP) $21.50 $21.87             RECONCILIATION OF NON-GAAP ITEMS (CONT.)